Financial instruments and risk management - Commodity price risk - Additional information (Detail) - Commodity price risk [Member] lb in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2018 USD ($) lb	Dec. 31, 2017 USD ($) lb
Disclosure Of Financial Instruments [Line Items]
Description of hedging strategy	Rio Tinto’s exposure to commodity prices is diversified by virtue of its broad commodity base and the Group does not generally consider that commodity fixed price hedging would provide a long-term benefit to shareholders.
Copper [member]
Disclosure Of Financial Instruments [Line Items]
Quantity of unsettled copper sales | lb	240	250
Provisionally priced unsettled copper sales per pound	$ 277	$ 304
Increase (Decrease) in net earnings due to price change	$ 37	$ 41